Exhibit 99.1

Bentley Systems Announces Second Quarter 2025 Results
EXTON, PA – August 6, 2025 – Bentley Systems, Incorporated (Nasdaq: BSY), the infrastructure engineering software company, today announced results for the quarter ended June 30, 2025.

Second Quarter 2025 Results

•Total revenues were $364.1 million, up 10.2% or 9.2% on a constant currency basis, year-over-year;
•Subscriptions revenues were $333.5 million, up 12.1% or 11.2% on a constant currency basis, year-over-year;
•Annualized Recurring Revenues (“ARR”) were $1,379.2 million as of June 30, 2025, compared to $1,215.9 million as of June 30, 2024, representing a constant currency ARR growth rate of 11.5%;
•Last twelve-month recurring revenues dollar-based net retention rate was 109%, compared to 108% for the same period last year;
•Operating income margin was 23.2%, compared to 24.3% for the same period last year;
•Adjusted operating income less stock-based compensation expense (“AOI less SBC”) margin was 28.9%, compared to 28.8% for the same period last year;
•Net income per diluted share was $0.22, consistent with the same period last year;
•Adjusted net income per diluted share (“Adjusted EPS”) was $0.32, compared to $0.31 for the same period last year;
•Cash flows from operations was $61.1 million, compared to $62.6 million for the same period last year; and
•Free cash flow was $57.0 million, compared to $59.5 million for the same period last year.

Six Months Ended June 30, 2025 Results

•Total revenues were $734.6 million, up 10.0% or 10.1% on a constant currency basis, year-over-year;
•Subscriptions revenues were $675.8 million, up 11.8% or 11.9% on a constant currency basis, year-over-year;
•Operating income margin was 27.2%, compared to 25.8% for the same period last year;
•AOI less SBC margin was 31.5%, compared to 31.1% for the same period last year;
•Net income per diluted share was $0.50, compared to $0.44 for the same period last year;
•Adjusted EPS was $0.67, compared to $0.62 for the same period last year;
•Cash flows from operations was $280.5 million, compared to $267.6 million for the same period last year; and
•Free cash flow was $273.4 million, compared to $260.9 million for the same period last year.

Executive Chair Greg Bentley said, “BSY’s continued excellent operational and financial results through 25Q2 track consistently toward our outlook range for 2025. As throughout our soon fully five years as a public company, sustaining long-term drivers for going digital prevail foreseeably for our accounts and prospects. Pervasive infrastructure engineering resource constraints motivate step functions in productivity and value generation for each BSY user, as we help them to keep up with the world’s accelerating demands for infrastructure performance and resilience.”

CEO Nicholas Cumins said, “We delivered another strong quarter despite ongoing global uncertainties. This performance underscores the resilience of our business model and the strength of our end markets, driven by secular infrastructure investment. One year into my new role as CEO, engaging with users and colleagues around the world, I am more energized than ever by how our software plays a crucial role in helping infrastructure engineers achieve more with less.”

CFO Werner Andre said, “Q2 financial performance was in-line with our expectations with constant-currency ARR growth of 11.5%, and strong profitability and free cash flow. We executed well during the quarter and are appropriately positioned to achieve our annual outlook. Our balance sheet strength and projected cash flow generation provide sufficient capacity to repurchase shares to offset dilution from stock-based compensation, maintain our dividend, fund potential acquisitions, and to refinance next year’s maturing convertible debt — if needed — all while supporting long-term growth.”

Call Details

Bentley Systems will host a live Zoom video webinar on August 6, 2025 at 8:15 a.m. Eastern time to discuss results for its second quarter ended June 30, 2025.

Those wishing to participate should access the live Zoom video webinar of the event through a direct registration link at https://bentley-com.zoom.us/webinar/register/WN_Hak30sojTQK5yvZg1mrDkw#/registration. Alternatively, the event can be accessed from the Events & Presentations page on Bentley Systems’ Investor Relations website at https://investors.bentley.com. In addition, a replay and transcript will be available after the conclusion of the live event on Bentley Systems’ Investor Relations website for one year.

Non-GAAP Financial Measures

In this press release, we sometimes refer to financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these measures are considered non-GAAP financial measures under the United States Securities and Exchange Commission (“SEC”) regulations. Those rules require the supplemental explanations and reconciliations that are in Bentley Systems’ Form 8-K (Quarterly Earnings Release) furnished to the SEC.

Forward-Looking Statements

This press release includes forward-looking statements regarding the future results of operations and financial condition, business strategy, and plans and objectives for future operations of Bentley Systems, Incorporated (the “Company,” “we,” “us,” and words of similar import). All such statements contained in this press release, other than statements of historical facts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations, projections, and assumptions about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release including: adverse changes in global economic and/or political conditions; the impact of tariffs and related policies on our business and the businesses of the industries we serve; the impact of current and future sanctions, embargoes and other similar laws at the state and/or federal level that impose restrictions on our counterparties or upon our ability to operate our business within the subject jurisdictions; political, economic, regulatory and public health and safety risks and uncertainties in the countries and regions in which we operate; failure to retain personnel necessary for the operation of our business or those that we acquire; failure to effectively manage succession; changes in the industries in which our accounts operate; the competitive environment in which we operate; the quality of our products; our ability to develop and market new products to address our accounts’ rapidly changing technological needs; changes in capital markets and our ability to access financing on terms satisfactory to us or at all; the impact of changing or uncertain interest rates on us and on the industries we serve; our ability to integrate acquired businesses successfully; and our ability to identify and consummate future investments and/or acquisitions on terms satisfactory to us or at all.

Further information on potential factors that could affect the financial results of the Company are included in the Company’s Form 10‑K and subsequent Form 10‑Qs, which are on file with the SEC. The Company disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Bentley Systems

Around the world, infrastructure professionals rely on software from Bentley Systems to help them design, build, and operate better and more resilient infrastructure for transportation, water, energy, cities, and more. Founded in 1984 by engineers for engineers, Bentley is the partner of choice for engineering firms and owner-operators worldwide, with software that spans engineering disciplines, industry sectors, and all phases of the infrastructure lifecycle. Through our digital twin solutions, we help infrastructure professionals unlock the value of their data to transform project delivery and asset performance.

© 2025 Bentley Systems, Incorporated. Bentley, and the Bentley logo are either registered or unregistered trademarks or service marks of Bentley Systems, Incorporated or one of its direct or indirect wholly owned subsidiaries. All other brands and product names are trademarks of their respective owners.

For more information, contact:
Investors: Eric Boyer, IR@bentley.com

BENTLEY SYSTEMS, INCORPORATED
Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$89,646	$64,009
Accounts receivable	300,173	322,862
Allowance for doubtful accounts	(9,104)	(8,395)
Prepaid income taxes	8,789	13,066
Prepaid and other current assets	50,018	50,531
Total current assets	439,522	442,073
Property and equipment, net	34,377	33,798
Operating lease right-of-use assets	31,473	32,303
Intangible assets, net	192,751	213,959
Goodwill	2,416,815	2,367,179
Investments	25,844	25,764
Deferred income taxes	201,702	198,286
Other assets	80,800	86,445
Total assets	$3,423,284	$3,399,807
Liabilities and Equity
Current liabilities:
Accounts payable	$24,480	$16,479
Accruals and other current liabilities	153,821	169,522
Cloud Services Subscription deposits	414,791	366,895
Deferred revenues	246,646	245,729
Operating lease liabilities	11,908	11,656
Income taxes payable	6,718	4,053
Current portion of long-term debt	—	—
Total current liabilities	858,364	814,334
Long-term debt	1,245,843	1,388,088
Deferred compensation plan liabilities	98,895	96,684
Long-term operating lease liabilities	24,986	26,894
Deferred revenues	18,172	16,641
Deferred income taxes	8,768	8,612
Income taxes payable	—	3,615
Other liabilities	6,086	3,819
Total liabilities	2,261,114	2,358,687
Equity:
Common stock	3,034	3,020
Additional paid-in capital	1,259,476	1,217,986
Accumulated other comprehensive loss	(69,095)	(104,078)
Accumulated deficit	(31,374)	(75,941)
Total Bentley Systems stockholders’ equity	1,162,041	1,040,987
Noncontrolling interest	129	133
Total equity	1,162,170	1,041,120
Total liabilities and equity	$3,423,284	$3,399,807

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenues:
Subscriptions	$333,452	$297,444	$675,770	$604,533
Perpetual licenses	10,193	10,863	20,985	20,375
Subscriptions and licenses	343,645	308,307	696,755	624,908
Services	20,461	22,030	37,893	43,192
Total revenues	364,106	330,337	734,648	668,100
Cost of revenues:
Cost of subscriptions and licenses	47,758	42,432	94,256	82,650
Cost of services	21,018	20,761	40,179	42,373
Total cost of revenues	68,776	63,193	134,435	125,023
Gross profit	295,330	267,144	600,213	543,077
Operating expenses:
Research and development	75,385	65,709	147,835	134,080
Selling and marketing	69,873	57,129	132,932	111,515
General and administrative	49,857	54,854	97,085	101,336
Deferred compensation plan	7,584	883	6,338	6,682
Amortization of purchased intangibles	8,201	8,392	16,409	17,356
Total operating expenses	210,900	186,967	400,599	370,969
Income from operations	84,430	80,177	199,614	172,108
Interest expense, net	(3,519)	(5,100)	(7,327)	(11,620)
Other (expense) income, net	(1,596)	2,280	(1,147)	9,417
Income before income taxes	79,315	77,357	191,140	169,905
Provision for income taxes	(8,876)	(5,330)	(29,364)	(27,577)
Equity in net income of investees, net of tax	61	19	62	28
Net income	70,500	72,046	161,838	142,356
Less: Net income (loss) attributable to noncontrolling interest	18	—	(12)	—
Net income attributable to Bentley Systems	$70,482	$72,046	$161,850	$142,356

Net income per share attributable to Bentley Systems stockholders:
Basic	$0.22	$0.23	$0.51	$0.45
Diluted	$0.22	$0.22	$0.50	$0.44
Weighted average shares:
Basic	314,622,491	314,980,580	314,894,050	314,660,906
Diluted	332,824,020	333,780,984	333,150,282	333,725,315

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	June 30,
	2025	2024
Cash flows from operating activities:
Net income	$161,838	$142,356
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,389	32,367
Deferred income taxes	(2,646)	8,666
Stock-based compensation expense	36,995	41,759
Deferred compensation plan	6,338	6,682
Amortization of deferred debt issuance costs	3,788	3,750
Change in fair value of derivative	7,711	(2,361)
Foreign currency remeasurement loss	1,547	502
Other	593	(1,715)
Changes in assets and liabilities, net of effect from acquisitions:
Accounts receivable	36,570	14,330
Prepaid and other assets	7,536	(585)
Accounts payable, accruals, and other liabilities	(29,396)	(22,268)
Cloud Services Subscription deposits	27,426	63,890
Deferred revenues	(13,200)	(14,888)
Income taxes payable, net of prepaid income taxes	4,011	(4,930)
Net cash provided by operating activities	280,500	267,555
Cash flows from investing activities:
Purchases of property and equipment and investment in capitalized software	(7,135)	(6,689)
Acquisitions, net of cash acquired	—	(5,000)
Purchases of investments	—	(557)
Other	—	1,300
Net cash used in investing activities	(7,135)	(10,946)
Cash flows from financing activities:
Proceeds from credit facilities	236,089	51,724
Payments of credit facilities	(371,404)	(143,752)
Repurchase of convertible senior notes	(9,797)	—
Repayments of term loan	—	(105,000)
Payments of contingent and non-contingent consideration	(310)	(451)
Payments of dividends	(42,493)	(35,851)
Proceeds from stock purchases under employee stock purchase plan	5,312	5,560
Proceeds from exercise of stock options	—	4,007
Payments for shares acquired including shares withheld for taxes	(24,779)	(9,626)
Repurchases of Class B common stock under approved program	(50,023)	(37,515)
Other	(104)	(95)
Net cash used in financing activities	(257,509)	(270,999)
Effect of exchange rate changes on cash and cash equivalents	9,781	(2,744)
Increase (decrease) in cash and cash equivalents	25,637	(17,134)
Cash and cash equivalents, beginning of period	64,009	68,412
Cash and cash equivalents, end of period	$89,646	$51,278

BENTLEY SYSTEMS, INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share data)
(unaudited)

Reconciliation of operating income to AOI less SBC and to Adjusted operating income:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Operating income	$84,430	$80,177	$199,614	$172,108
Amortization of purchased intangibles	11,405	11,521	22,849	23,711
Deferred compensation plan	7,584	883	6,338	6,682
Acquisition expenses	1,804	1,969	2,642	4,328
Realignment expenses	—	743	—	809
AOI less SBC	105,223	95,293	231,443	207,638
Stock-based compensation expense	19,319	21,856	36,624	41,193
Adjusted operating income	$124,542	$117,149	$268,067	$248,831

Reconciliation of net income attributable to Bentley Systems to Adjusted net income:

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2025		2024		2025		2024
	$	EPS(1)	$	EPS(1)	$	EPS(1)	$	EPS(1)
Net income attributable to Bentley Systems	$70,482	$0.22	$72,046	$0.22	$161,850	$0.50	$142,356	$0.44
Non-GAAP adjustments, prior to income taxes:
Amortization of purchased intangibles	11,405	0.03	11,521	0.03	22,849	0.07	23,711	0.07
Stock-based compensation expense	19,319	0.06	21,856	0.07	36,624	0.11	41,193	0.12
Deferred compensation plan	7,584	0.02	883	—	6,338	0.02	6,682	0.02
Acquisition expenses	1,804	0.01	1,969	0.01	2,642	0.01	4,328	0.01
Realignment expenses	—	—	743	—	—	—	809	—
Other expense (income), net	1,596	—	(2,280)	(0.01)	1,147	—	(9,417)	(0.03)
Total non-GAAP adjustments, prior to income taxes	41,708	0.13	34,692	0.10	69,600	0.21	67,306	0.20
Income tax effect of non-GAAP adjustments	(6,651)	(0.02)	(4,844)	(0.01)	(11,333)	(0.03)	(4,844)	(0.01)
Equity in net income of investees, net of tax	(61)	—	(19)	—	(62)	—	(28)	—
Adjusted net income(2)	$105,478	$0.32	$101,875	$0.31	$220,055	$0.67	$204,790	$0.62

Adjusted diluted weighted average shares	332,824,020		333,780,984		333,150,282		333,725,315

(1)Adjusted EPS was computed independently for each reconciling item presented; therefore, the sum of Adjusted EPS for each line item may not equal total Adjusted EPS due to rounding.
(2)Adjusted EPS numerator includes $1,714 and $1,717 for the three months ended June 30, 2025 and 2024, respectively, and $3,283 and $3,440 for the six months ended June 30, 2025 and 2024, respectively, related to interest expense, net of tax, attributable to the convertible senior notes using the if‑converted method.

Reconciliation of cash flows from operations to free cash flow:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Cash flows from operations	$61,085	$62,586	$280,500	$267,555
Purchases of property and equipment and investment in capitalized software	(4,091)	(3,090)	(7,135)	(6,689)
Free cash flow	$56,994	$59,496	$273,365	$260,866

Reconciliation of cash flows from operations to Adjusted EBITDA:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Cash flows from operations	$61,085	$62,586	$280,500	$267,555
Cash interest	1,174	3,449	3,324	8,706
Cash taxes	21,744	11,304	29,707	22,847
Cash deferred compensation plan distributions	3,240	1,963	3,766	2,436
Cash acquisition expenses	2,725	1,935	4,452	3,742
Cash realignment costs	—	3,971	—	11,488
Changes in operating assets and liabilities	41,224	38,813	(40,551)	(54,519)
Other(1)	(1,874)	(2,411)	(3,738)	(4,768)
Adjusted EBITDA	$129,318	$121,610	$277,460	$257,487

(1) Includes receipts related to interest rate swap.

Reconciliation of total revenues and subscriptions revenues to total revenues and subscriptions revenues in constant currency:

	Three Months Ended June 30, 2025			Three Months Ended June 30, 2024
	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency
Total revenues	$364,106	$(3,603)	$360,503	$330,337	$(335)	$330,002
Subscriptions revenues	$333,452	$(3,191)	$330,261	$297,444	$(341)	$297,103

	Six Months Ended June 30, 2025			Six Months Ended June 30, 2024
	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency
Total revenues	$734,648	$174	$734,822	$668,100	$(677)	$667,423
Subscriptions revenues	$675,770	$142	$675,912	$604,533	$(673)	$603,860